Supplement to:

CALVERT INCOME & SHORT DURATION INCOME

FUNDS PROSPECTUS

CALVERT INCOME FUND

Prospectus dated: January 31, 2002

Date of Supplement: June 5, 2002

The Class A 12b-1 fee charged to the Fund will increase from 0.15% of average daily net assets to 0.25%. Please replace the Fees and Expenses table, and example following the table, all as relate to Calvert Income Fund Class A only, with the following. The other classes of Calvert Income Fund, and the Short Duration Income Fund have not changed.
Class A
Shareholder fees
(paid directly from your account)

Calvert Income Fund
Maximum sales charge (load) imposed on purchases	3.75%
(as a percentage of offering price)

Maximum deferred sales charge (load) (as a percentage of
purchase or redemption proceeds, whichever is lower)	None2

Annual fund operating expenses1
(deducted from Fund assets)

Calvert Income Fund
Management fees	.70%
Distribution and service (12b-1) fees	.25%
Other expenses	.25%
Total annual fund operating expenses	1.20%

1 Expenses have been restated for the Fund's current fiscal year. Management fees include any administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares-Class A").

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

- You invest $10,000 in the Fund for the time periods indicated;

- Your investment has a 5% return each year; and

- The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Calvert Income Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$493	$742	$1,010	$1,775